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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                         DATE OF REPORT: AUGUST 3, 1999
                       (Date of earliest event reported)

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                                  H.T.E., INC.
             (Exact name of registrant as specified in its charter)


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
            FLORIDA                         0-22657                 59-2133858
  (State or other jurisdiction      (Commission File Number)      (IRS Employer
of incorporation or organization)                              Identification No.)
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                           1000 BUSINESS CENTER DRIVE
                            LAKE MARY, FLORIDA 32746
               (Address of principal executive offices, zip code)

                                 (407) 304-3235
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On August 3, 1999, Dennis Harward resigned as the Chairman, President and Chief Executive Officer of H.T.E., Inc. (the "Company"), and Jack Harward resigned as the Company's Executive Vice President, to pursue other interests. Dennis Harward and Jack Harward will remain on the Board.

         HTE has retained the executive search firm of Heidrick & Struggles to assist the Company in its search for a new Chief Executive Officer.

         HTE's Board of Directors created the office of CEO/President. Until the Company completes its search for a new Chief Executive Officer, three existing officers of the Company will share the duties of the new office of CEO/President: Gary Kaiser, President - Lake Mary Operations, and HTE Vice Presidents Gil Santos and Brian Heafy. Bernard Markey, a director of the Company, was appointed Chairman of the Board.

ITEM 7.  EXHIBITS.

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Exhibit No.        Item
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
99.1               Press Release dated August 3, 1999
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         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          H.T.E., INC.
                                          (Registrant)



Date:  August 3, 1999                     By: /s/ L. A. Gornto, Jr.
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                                                  L. A. Gornto, Jr.
                                                  Executive Vice President,
                                                  Secretary and General Counsel











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